UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

                   CERTIFIED SHAREHOLDER REPORT OF REGISTERED
                         MANAGEMENT INVESTMENT COMPANIES


Investment Company Act file number  811-4132
                                   ------------


                           AXP SELECTED SERIES, INC.
--------------------------------------------------------------------------------
               (Exact name of registrant as specified in charter)


   50606 AXP Financial Center, Minneapolis, Minnesota                55474
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         (Address of principal executive offices)                 (Zip code)


Leslie L. Ogg - 901 S. Marquette Avenue, Suite 2810, Minneapolis, MN 55402-3268
--------------------------------------------------------------------------------
                     (Name and address of agent for service)


Registrant's telephone number, including area code:  (612) 330-9283
                                                    -----------------

Date of fiscal year end:     3/31
                         --------------
Date of reporting period:    3/31
                         --------------

AXP(R)
  Precious
        Metals
          Fund

                                                                   Annual Report
                                                            for the Period Ended
                                                                  March 31, 2005

AXP Precious Metals Fund seeks to provide shareholders with long-term growth of capital.

(logo)                                                                  (logo)
American                                                                AMERICAN
  Express(R)                                                             EXPRESS
 Funds                                                                 (R)

Table of Contents

Fund Snapshot                              3

Performance Summary                        4

Questions & Answers
   with Portfolio Management               5

The Fund's Long-term Performance          10

Investments in Securities                 12

Financial Statements                      15

Notes to Financial Statements             18

Report of Independent Registered
   Public Accounting Firm                 30

Federal Income Tax Information            31

Fund Expenses Example                     32

Board Members and Officers                34

Proxy Voting                              36

(logo) Dalbar

American Express(R) Funds' reports to shareholders have been awarded the Communications Seal from Dalbar Inc., an independent financial services research firm. The Seal recognizes communications demonstrating a level of excellence in the industry.

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2   ---   AXP PRECIOUS METALS FUND   ---   2005 ANNUAL REPORT

Fund Snapshot
        AT MARCH 31, 2005

PORTFOLIO MANAGER

Portfolio manager                         Since       Years in industry
Clay Hoes                                 1/99               11

FUND OBJECTIVE

For investors seeking long-term growth of capital.

Inception dates by class
A: 4/22/85    B: 3/20/95   C: 6/26/00   I: 7/15/04   Y: 3/20/95

Ticker symbols by class
A: INPMX      B: INPBX     C: --        I: --        Y: --

Total net assets                                          $80.6 million

Number of holdings                                                   63

STYLE MATRIX

Shading within the style matrix indicates areas in which the Fund generally invests.

         STYLE
VALUE    BLEND   GROWTH
                            LARGE
           X                MEDIUM  SIZE
           X                SMALL

TOP FIVECOUNTRIES

Percentage of portfolio assets

Canada                                                             49.4%
United States                                                      27.4
South Africa                                                       11.6
United Kingdom                                                      3.9
Peru                                                                2.6

SECTOR COMPOSITION

Percentage of portfolio assets

(pie chart)

Gold mining 77.6%
Short-term securities* 8.1%
Platinum mining 4.7%
Silver mining 4.5%
Diversified mining 2.0%
Palladium mining 1.2%
Other 1.9%

* Of the 8.1%, 0.8% is due to security lending activity and 7.3% is the Fund's cash equivalent position.

TOP TEN HOLDINGS

Percentage of portfolio assets

Barrick Gold (Canada)                                               6.1%
Newmont Mining (United States)                                      5.9
Placer Dome (Canada)                                                5.7
AngloGold ADR (South Africa)                                        5.4
Banro (Canada)                                                      4.1
Agnico-Eagle Mines (Canada)                                         3.8
Freeport-McMoRan Copper & Gold Cl B
(United States)                                                     3.5
Gammon Lake Resources (Canada)                                      3.0
Meridian Gold (United States)                                       2.7
Compania de Minas Buenaventura ADR (Peru)                           2.6

For further detail about these holdings, please refer to the section entitled "Investments in Securities."

There are special risk considerations associated with international investing related to market, currency, economic, political and other factors.

Because this Fund is a narrowly-focused sector fund, it may exhibit higher volatility than funds with broader investment objectives.

Fund holdings are subject to change.

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3   ---   AXP PRECIOUS METALS FUND   ---   2005 ANNUAL REPORT

Performance Summary

(bar chart)

                             PERFORMANCE COMPARISON
                        For the year ended March 31, 2005

               -19.94%      -10.69%      +11.07%       -7.27%

-19.94% = AXP Precious Metals Fund Class A (excluding sales charge)
-10.69% = Philadelphia Stock Exchange Gold & Silver Index
+11.07% = Morgan Stanley Capital International (MSCI) World Index (unmanaged)
 -7.27% = Lipper Gold Funds Index

(see "The Fund`s Long-term Performance" for Index descriptions)

The performance information shown represents past performance and is not a guarantee of future results. The investment return and principal value of your investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by calling (800) 862-7919 or visiting www.americanexpress.com/funds.

The 5.75% sales charge applicable to Class A shares of the Fund is not reflected in the bar chart. If reflected, returns would be lower than those shown. The performance of other classes may vary from that shown because of differences in expenses.

The indices do not reflect the effects of sales charges, expenses (excluding Lipper) and taxes.

AVERAGE ANNUAL TOTAL RETURNS
                                    Class A                 Class B                  Class C           Class I      Class Y
(Inception dates)                  (4/22/85)               (3/20/95)                (6/26/00)         (7/15/04)    (3/20/95)
                                                                   After                   After
                              NAV(1)     POP(2)       NAV(1)     CDSC(3)       NAV(1)     CDSC(4)      NAV(5)       NAV(6)
at March 31, 2005
1 year                       -19.94%    -24.55%      -20.52%     -23.35%       -20.54%    -20.54%        N/A        -19.72%
3 years                      +15.95%    +13.68%      +15.11%     +14.35%       +15.09%    +15.09%        N/A        +16.16%
5 years                      +17.95%    +16.56%      +17.06%     +16.95%         N/A        N/A          N/A        +18.18%
10 years                      +4.48%     +3.86%       +3.68%      +3.68%         N/A        N/A          N/A        +4.66%
Since inception               +6.00%     +5.68%       +4.08%      +4.08%       +19.42%    +19.42%      +0.87%*      +5.07%

(1)  Excluding sales charge.

(2)  Returns at public offering price (POP) reflect a sales charge of 5.75%.

(3) Returns at maximum contingent deferred sales charge (CDSC). CDSC applies as follows: first year 5%; second and third year 4%; fourth year 3%; fifth year 2%; sixth year 1%; no sales charge thereafter.

(4)  1% CDSC applies to redemptions made within the first year of purchase.

(5) Sales charge is not applicable to these shares. Shares available to eligible investors only, currently limited to AXP Portfolio Builder Series funds, six affiliated funds-of-funds.

(6) Sales charge is not applicable to these shares. Shares available to institutional investors only.

* Not annualized.

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4   ---   AXP PRECIOUS METALS FUND   ---   2005 ANNUAL REPORT

Questions & Answers
                WITH PORTFOLIO MANAGEMENT

Below, AXP Precious Metals Fund Portfolio Manager Clay Hoes discusses the Fund's results and positioning for fiscal year 2005.

Q:  How did the AXP Precious Metals Fund perform for the period?

A: AXP Precious Metals Fund's Class A shares (excluding sales charge) declined 19.94% for the 12 months ended March 31, 2005. We underperformed the Fund's peer group, as represented by the Lipper Gold Funds Index, which dropped 7.27% during the same time frame. The Fund also underperformed both the Philadelphia Stock Exchange Gold & Silver Index, which fell 10.69% for the fiscal year and the MSCI World Index which rose 11.07%.

Q:  What factors most significantly affected performance?

    It was an exceptionally disappointing period for precious metals stocks. Gold stocks suffered amid a change in expectations about demand for gold in China during the first month of the fiscal period. Weakness in the U.S. dollar also raised production costs in Canada, where more than half of the companies in the Fund's portfolio for much of the year are based. (See Snapshot on page 3.) Finally, small-cap precious metals stocks generally declined to a greater degree than large-cap firms this past year, and the Fund's positioning in some of these stocks hurt our results. Overall, our allocation of assets to pure precious metals stocks had more of a negative effect than individual stock selection.

    During the fiscal period it appeared to us that many of our peers expanded their investment selection efforts beyond the precious metals business to capitalize on positive trends affecting the base (non-precious) metals, materials and natural resources industries. This appeared to boost our peers' results. Energy-related mining/exploration stocks as well as industrial metals performed well during the fiscal period as oil prices reached record highs amid a growing global economy. Meanwhile, the price of gold -- $429 an ounce at the start of the fiscal year -- fluctuated within a $370 to $430 per ounce range, with much of the volatility occurring in the spring of 2004.

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5   ---   AXP PRECIOUS METALS FUND   ---   2005 ANNUAL REPORT

Questions & Answers

(begin callout quote)> We have clarified the Fund's investment strategy to allow for an investment allocation of up to 20% of Fund assets in companies exploring, mining or procuring base metals and minerals such as nickel, copper, zinc, coal, natural gas and salt. (end callout quote)

Q:  What were the biggest stock successes and setbacks for the Fund?

A: Our strongest performer this past year was our largest holding, Barrick Gold. This Canadian company's stock provided a positive return amid favorable news about its mining production prospects as well as the company's ending of its gold price hedging activity in the futures market.

    The Fund's positioning in firms with silver mines, particularly in Mexico, also made a positive contribution to return as the price of silver reached $7.25 an ounce amid growing global industrial demand for the metal in photography and electronics. Stocks we held such as Western Silver Corp., Wheaton River, Alamos Gold and Gammon Lake Resources rose during the year.

    These successes were tarnished, however, by substantial declines in many small and mid-cap gold stocks such as Metallic Ventures Gold, Coeur d'Alene Mines, Mvelephanda Resources, Compania de Mines Buenaventura, Great Basin Gold and Apollo Gold. Our South African holdings also dropped amid concerns with that country's political issues as well as its strong currency relative to the U.S. dollar.

Q: Inflation trended higher in the U.S. during the fiscal period and the U.S. dollar weakened. Shouldn't this have helped precious metals stocks?

A: While higher consumer prices and the currency's loss of purchasing power have historically been beneficial to precious metals, the relationship isn't direct or immediate. Even if metal prices rise, many company-specific and market factors can affect an individual precious metals stock's attractiveness to investors.

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6   ---   AXP PRECIOUS METALS FUND   ---   2005 ANNUAL REPORT

Questions & Answers

(begin callout quote)> Our allocation of assets to pure precious metals stocks had more of a negative effect than individual stock selection. (end callout quote)

    Overall, precious metals stocks have performed very well in recent years relative to the rest of the equity market, suggesting that a market correction may have been overdue. For the five-year period ended March 31, 2005, the Philadelphia Stock Exchange Gold & Silver Index's average annual total return was 10.65% compared to a negative average annual total return of 3.16% for the broad, unmanaged S&P 500 Index. Historically, precious metals stocks have performed in inverse relationship to the broader equity market, which can help make a precious metals fund a tool to further diversify a well-rounded equity portfolio. This was true for the 12 months ended March 31, 2005, a period when the S&P 500 Index rose 6.69%. Of course, there's no guarantee this inverse relationship will continue.

Q:  What changes did you make to the Fund and how is it currently positioned?

A: To help preserve capital in a declining market, we sold many of our weaker holdings and cut the number of stocks within the Fund substantially (from 96 to 66 over the 12 months ended March 31, 2005), increasing the Fund's portfolio turnover rate slightly to 196% for the year. We also set a long-term target of 45 to 50 stocks for the portfolio.

    During the fiscal year, we also changed the overall structure of the portfolio into four distinct tiers. At March 31, 2005, the market capitalization of the Fund's holdings was as follows:

    o  44% large-cap stocks

    o  28% mid-cap stocks with multiple operations (mines)

    o  9% mid-cap single operations (exploration firms entering production)

    o  19% small-cap exploration companies

Standard & Poor's 500 Index (S&P 500 Index), an unmanaged index of common stocks, is frequently used as a general measure of market performance. The index reflects reinvestment of all distributions and changes in market prices, but excludes brokerage commissions or other fees.

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7   ---   AXP PRECIOUS METALS FUND   ---   2005 ANNUAL REPORT

Questions & Answers

    We remain diversified around the globe, with positions in companies domiciled in Canada, the U.S., Australia, South Africa, Peru and Great Britain. In addition, many of the Fund's holdings have operations in countries outside their place of domicile. For example, some Canadian firms have Mexican silver and gold mining operations.

Q:  How do you intend to manage the Fund in the coming months?

A: To help diversify the Fund and take advantage of what we see as continuing, favorable long-term market conditions, we have clarified the Fund's investment strategy to allow for an investment allocation of up to 20% of Fund assets in companies exploring, mining or procuring base metals and minerals such as nickel, copper, zinc, coal, natural gas and salt.
    (See the Fund's prospectus for more information.)

    Over the long term, we believe the U.S. dollar will remain weak in light of rising federal budget, U.S. trade deficits, and energy costs. Also, many metal mining operations, including gold, silver, copper, nickel, metallurgical coal, natural gas and oil, are burdened by shortage characteristics in which each is suffering from shortfalls in new prospects, new projects and qualified people along with aging equipment and underinvestment in mines. These supply constraints have made companies focusing on non-precious metals and minerals especially attractive, in our view. To some extent, these firms may be poised for the kind of restructuring and consolidation the gold mining firms have undergone in recent years, a trend that can help boost stock valuations.

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8   ---   AXP PRECIOUS METALS FUND   ---   2005 ANNUAL REPORT

Questions & Answers

CHANGES TO TOP TEN HOLDINGS

March 31, 2005 compared to March 31, 2004

Company                                              Change in positioning
Barrick Gold (Canada)                                    New to Top Ten
Newmont Mining (United States)                           New to Top Ten
Placer Dome (Canada)                                     New to Top Ten
AngloGold ADR (South Africa)                                  Increased
Banro (Canada)                                                Increased
Agnico-Eagle Mines (Canada)                              New to Top Ten
Freeport-McMoRan Copper & Gold Cl B
(United States)                                          New to Top Ten
Meridian Gold (United States)                            New to Top Ten
Gammon Lake Resources (Canada)                                Increased
Compania de Minas Buenaventura
ADR (Peru)                                                    Decreased

No longer among Top Ten Holdings but still in the portfolio at March 31, 2005 were Coeur d'Alene Mines (Canada), IAMGOLD (Canada) and Northern Orion Resources (Canada). Mvelaphanda Resources (South Africa), Golden Star Resources (United States) and First Quantum Minerals (Canada) were eliminated from the portfolio. For more information on the Top Ten Holdings, see this report's Fund Snapshot page or americanexpress.com/funds.

DISTRIBUTION SUMMARY

The table below details the Fund's income and capital gain distributions for the fiscal years shown. More information on the other classes can be found in the Financial Highlights section of this report's Notes to Financial Statements.

                                                    Class A
                                          Short-term      Long-term
Fiscal year ended              Income    capital gains  capital gains    Total
March 31, 2005                 $1.16          $--           $--          $1.16
March 31, 2004                  0.85           --            --           0.85
March 31, 2003                  0.34           --            --           0.34
March 31, 2002                    --           --            --             --
March 31, 2001                    --           --            --             --

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9   ---   AXP PRECIOUS METALS FUND   ---   2005 ANNUAL REPORT

The Fund's Long-term Performance

The chart on the facing page illustrates the total value of an assumed $10,000 investment in AXP Precious Metals Fund Class A shares (from 4/1/95 to 3/31/05) as compared to the performance of three widely cited performance indices, the Philadelphia Stock Exchange Gold & Silver Index, the Morgan Stanley Capital International (MSCI) World Index and the Lipper Gold Funds Index. Recently, the Fund's investment manager recommended to the Fund that the Fund change its comparative index from the MSCI World Index to the Philadelphia Stock Exchange Gold & Silver Index. The investment manager made this recommendation because the new index more closely represents the Fund's holdings. We will include both indices in this transition year. In the future, however, only the Philadelphia Stock Exchange Gold & Silver Index will be included. In comparing the Fund's Class A shares to these indices, you should take into account the fact that the Fund's performance reflects the maximum sales charge of 5.75%, while such charges are not reflected in the performance of the indices. Returns for the Fund include the reinvestment of any distribution paid during each period.

The performance information shown represents past performance and is not a guarantee of future results. The value of your investment and returns will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. Returns do not reflect taxes payable on distributions and redemptions. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by calling (800) 862-7919 or visiting www.americanexpress.com/funds. Also see "Past Performance" in the Fund's current prospectus. You should consider the investment objectives, risks, and charges and expenses of the Fund carefully before investing.

COMPARATIVE RESULTS

Results at March 31, 2005                                                                                         Since
                                                                 1 year    3 years     5 years    10 years    inception(4)
AXP Precious Metals Fund (includes sales charge)
Class A       Cumulative value of $10,000                        $7,545    $14,691     $21,515     $14,600      $30,089
              Average annual total return                       -24.55%    +13.68%     +16.56%      +3.86%       +5.68%
Philadelphia Stock Exchange Gold & Silver Index(1)
              Cumulative value of $10,000                        $8,931    $13,209     $16,587      $7,685      $10,828
              Average annual total return                       -10.69%     +9.72%     +10.65%      -2.60%       +0.40%
Morgan Stanley Capital International (MSCI) World Index(2)
              Cumulative value of $10,000                       $11,107    $12,202      $8,829     $21,414      $86,798
              Average annual total return                       +11.07%     +6.86%      -2.46%      +7.91%      +11.46%
Lipper Gold Funds Index(3)
              Cumulative value of $10,000                        $9,273    $16,767     $26,576     $12,301      $20,620
              Average annual total return                        -7.27%    +18.80%     +21.59%      +2.09%       +3.70%

See footnotes to the Comparative Results table on facing page.

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10   ---   AXP PRECIOUS METALS FUND   ---   2005 ANNUAL REPORT

(line chart)

                                VALUE OF A HYPOTHETICAL $10,000 INVESTMENT IN AXP PRECIOUS METALS FUND

AXP Precious Medals Fund Class A
  (includes sales charge)         $ 9,425  $16,240  $13,007  $ 8,730  $ 7,036 $ 6,395  $ 5,930  $ 9,366  $ 9,745 $18,236  $14,600
Philadelphia Stock Exchange
  Gold & Silver Index(1)          $10,000  $11,792  $ 8,536  $ 6,696  $ 4,899 $ 4,632  $ 3,900  $ 5,812  $ 5,487 $ 8,605  $ 7,685
Morgan Stanley Capital
  International (MSCI) World
  Index(2)                        $10,000  $12,060  $13,248  $17,550  $19,840 $24,254  $18,222  $17,548  $13,338 $19,280  $21,414
Lipper Gold Funds Index(3)        $10,000  $12,444  $ 9,757  $ 6,493  $ 4,994 $ 4,628  $ 4,254  $ 7,337  $ 7,708 $13,265  $12,301
                                    `95      `96      `97      `98      `99     `00      `01      `02      `03     `04      `05

Results for other share classes can be found on page 4.

(1) The Philadelphia Stock Exchange Gold & Silver Index is an unmanaged capitalization-weighted index which includes the leading companies involved in the mining of gold and silver.

(2) The Morgan Stanley Capital International (MSCI) World Index, an unmanaged index, is a market capitalization-weighted index that reflects the stock markets of 23 developed markets, including the United States, Europe, Canada, Australia, New Zealand and the Far East.

(3) The Lipper Gold Funds Index includes the 10 largest gold funds tracked by Lipper Inc. The index's returns include net reinvested dividends.

(4) Fund data is from April 22, 1985. MSCI World Index, Philadelphia Stock Exchange Gold &Silver Index and Lipper peer group data is from May 1, 1985.

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11   ---   AXP PRECIOUS METALS FUND   ---   2005 ANNUAL REPORT

Investments in Securities

AXP Precious Metals Fund

March 31, 2005

(Percentages represent value of investments compared to net assets)

Common stocks (96.5%)(c)
Issuer                                         Shares                 Value(a)

Australia (3.7%)
Croesus Mining NL                           1,000,000                 $362,934
Equinox Minerals                            1,390,000(b)               579,613
Newcrest Mining                               150,000                2,016,601
Total                                                                2,959,148

Canada (51.1%)
Agnico-Eagle Mines                            225,000                3,273,750
Alamos Gold                                   200,000(b)               620,194
Banro                                         870,000(b)             3,525,180
Barrick Gold                                  220,000                5,271,201
Bema Gold                                     400,000(b)             1,071,694
Crystallex Intl                               550,000(b)             1,930,500
Desert Sun Mining                             300,000(b)               492,000
Eldorado Gold                                 450,000(b)             1,283,801
Gabriel Resources                             500,000(b)               744,232
Gammon Lake Resources                         450,000(b)             2,612,255
Goldcorp                                      150,000                2,133,809
IAMGOLD                                       250,000                1,540,147
Kinross Gold                                  180,000(b)             1,095,510
Linear Gold                                   100,000(b)               778,963
Northern Orion Resources                      550,000(b)             1,596,378
Orezone Resources                             680,000(b)               922,186
PAN American Silver                            50,000(b)               792,750
Placer Dome                                   300,000                4,866,000
QGX                                           465,000(b)               911,312
Stingray Resources                            549,000(b)               385,884
Teck Cominco Cl B                              50,000                1,854,379
Tenke Mining                                  270,000(b)             1,127,512
Western Silver                                160,000(b)             1,454,064
Yamana Gold                                   270,000(b)               897,544
Total                                                               41,181,245

Cayman Islands (0.7%)
Endeavour Mining Capital                      200,000                  570,578

Papua New Guinea (1.0%)
Lihir Gold                                  1,000,000(b)               826,254

Peru (2.8%)
Compania de Minas Buenaventura
  ADR                                         100,000                2,278,000

Common stocks (continued)
Issuer                                         Shares                 Value(a)

South Africa (12.4%)
AngloGold ADR                                 135,000(d)            $4,650,750
Gold Fields ADR                               120,000                1,378,800
Harmony Gold Mining ADR                       100,000                  780,000
Impala Platinum Holdings                       20,000                1,681,857
Randgold Resources ADR                        120,000(b)             1,483,200
Total                                                                9,974,607

United Kingdom (4.2%)
Highland Gold Mining                          220,000                  839,782
Lonmin                                        100,000                1,859,462
Mano River Resources                        1,000,000(b)               196,151
Southern African Resources                    950,000(b)               480,220
Total                                                                3,375,615

United States (20.6%)
Apollo Gold                                   156,250(b)                73,438
Coeur d'Alene Mines                           450,000(b)             1,651,500
Freeport-McMoRan
  Copper & Gold Cl B                           75,000                2,970,749
Glamis Gold                                   130,000(b)             2,018,854
Gold Reserve                                  100,000(b)               396,924
Jaguar Mining                                 300,000(b)             1,029,522
Meridian Gold                                 140,000(b)             2,361,697
Newmont Mining                                120,000                5,069,999
Tiffany & Co                                   30,000                1,035,600
Total                                                               16,608,283

Total common stocks
(Cost: $71,528,435)                                                $77,773,730

See accompanying notes to investments in securities.

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12   ---   AXP PRECIOUS METALS FUND   ---   2005 ANNUAL REPORT

Other (1.6%) (b,c)
Issuer                                         Shares                 Value(a)

Canada
Aurizon Mines
  Warrants                                    150,000(f)                $1,064
EuroZinc Mining
  Warrants                                  1,000,000(f)               415,616
Gulf Intl Mining
  Warrants                                  1,000,000(f)                    25
Jaguar Mining
  Warrants                                     75,000                   49,615
Metallica Resources
  Warrants                                    115,000                   30,431
Orezone Resources
  Warrants                                    130,000(f)                47,636
Silk Road
  Warrants                                     75,000(f)                 1,313
Stingray Resources
  Warrants                                    274,500(f)                30,920
Sulliden Exploration
  Warrants                                     67,500(f)                    64
Wheaton River Minerals
  Special Warrants                             62,500                  138,510
  Warrants                                    275,000                  609,443

Total other
(Cost: $595,831)                                                    $1,324,637

Short-term securities (8.7%)(e)
Issuer                 Effective               Amount                 Value(a)
                         yield               payable at
                                              maturity

U.S. government agencies (6.6%)
Federal Home Loan Mtge Corp Disc Nt
   04-12-05               2.69%            $2,100,000               $2,098,117
Federal Natl Mtge Assn Disc Nts
   05-17-05               2.82              1,200,000                1,195,598
   05-18-05               2.66              2,000,000                1,992,926
Total                                                                5,286,641

Commercial paper (2.1%)
BNP Paribas North America
   04-01-05               2.86              1,700,000                1,699,865

Total short-term securities
(Cost: $6,986,863)                                                  $6,986,506

Total investments in securities
(Cost: $79,111,129)(g)                                             $86,084,873

See accompanying notes to investments in securities.

--------------------------------------------------------------------------------
13   ---   AXP PRECIOUS METALS FUND   ---   2005 ANNUAL REPORT

Notes to investments in securities

(a) Securities are valued by procedures described in Note 1 to the financial statements.

(b)   Non-income producing.

(c)   Foreign security values are stated in U.S. dollars.

(d) At March 31, 2005, security was partially or fully on loan. See Note 5 to the financial statements.

(e) Cash collateral received from security lending activity is invested in short-term securities and represents 0.9% of net assets. See Note 5 to the financial statements. 7.8% of net assets is the Fund's cash equivalent position.

(f)   Identifies issues considered to be illiquid as to their marketability (see
      Note 1 to the financial statements). These securities are valued at fair value according to methods selected in good faith by the Fund's Board of Directors. Information concerning such security holdings at March 31, 2005, is as follows:

      Security                         Acquisition                        Cost
                                          dates

      Aurizon Mines
         Warrants                       08-21-03                      $ 61,110
      EuroZinc Mining
         Warrants                       12-09-03                       146,447
      Gulf Intl Mining
         Warrants                       12-11-03                       177,537
      Orezone Resources
         Warrants                       10-09-03                        32,678
      Silk Road
         Warrants                       12-09-03                        14,313
      Stingray Resources
         Warrants                       12-04-03                        94,323
      Sulliden Exploration
         Warrants                       12-04-03                        28,189

(g) At March 31, 2005, the cost of securities for federal income tax purposes was $85,751,735 and the aggregate gross unrealized appreciation and depreciation based on that cost was:

      Unrealized appreciation                                      $ 3,268,259
      Unrealized depreciation                                       (2,935,121)
                                                                    ----------
      Net unrealized appreciation                                  $   333,138
                                                                   -----------

How to find information about the Fund's portfolio holdings

(i) The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (Commission) for the first and third quarters of each fiscal year on Form N-Q;

(ii) The Fund's Forms N-Q are available on the Commission's website at http://www.sec.gov;

(iii) The Fund's Forms N-Q may be reviewed and copied at the Commission's Public Reference Room in Washington, DC (information on the operations of the Public Reference Room may be obtained by calling 1-800-SEC-0330); and

(iv) The Fund's complete schedule of portfolio holdings, as disclosed in its annual and semiannual shareholder reports and in its filings on Form N-Q, can be found at www.americanexpress.com/funds.

--------------------------------------------------------------------------------
14   ---   AXP PRECIOUS METALS FUND   ---   2005 ANNUAL REPORT

Financial Statements

Statement of assets and liabilities
AXP Precious Metals Fund

March 31, 2005
Assets
Investments in securities, at value (Note 1)*
   (identified cost $79,111,129)                                                                                $86,084,873
Cash in bank on demand deposit                                                                                       35,000
Foreign currency holdings (identified cost $391) (Note 1)                                                               384
Capital shares receivable                                                                                            27,770
Dividends and accrued interest receivable                                                                            15,400
Receivable for investment securities sold                                                                         2,244,999
Unrealized appreciation on foreign currency contracts held, at value (Note 6)                                        10,781
                                                                                                                     ------
Total assets                                                                                                     88,419,207
                                                                                                                 ----------
Liabilities
Capital shares payable                                                                                               36,361
Payable for investment securities purchased                                                                       6,954,644
Unrealized depreciation on foreign currency contracts held, at value (Note 6)                                         2,587
Payable upon return of securities loaned (Note 5)                                                                   720,000
Accrued investment management services fee                                                                            1,736
Accrued distribution fee                                                                                                911
Accrued transfer agency fee                                                                                             330
Accrued administrative services fee                                                                                     130
Other accrued expenses                                                                                               69,257
                                                                                                                     ------
Total liabilities                                                                                                 7,785,956
                                                                                                                  ---------
Net assets applicable to outstanding capital stock                                                              $80,633,251
                                                                                                                -----------
Represented by
Capital stock -- $.01 par value (Note 1)                                                                       $     90,835
Additional paid-in capital                                                                                       92,234,166
Excess of distributions over net investment income                                                               (5,545,709)
Accumulated net realized gain (loss) (Note 8)                                                                   (13,120,974)
Unrealized appreciation (depreciation) on investments
   and on translation of assets and liabilities in foreign currencies (Note 6)                                    6,974,933
                                                                                                                  ---------
Total -- representing net assets applicable to outstanding capital stock                                       $ 80,633,251
                                                                                                               ============
Net assets applicable to outstanding shares:                Class A                                            $ 62,278,310
                                                            Class B                                            $ 16,662,847
                                                            Class C                                            $  1,639,458
                                                            Class I                                            $      8,918
                                                            Class Y                                            $     43,718
Net asset value per share of outstanding capital stock:     Class A shares       6,936,541                     $       8.98
                                                            Class B shares       1,947,682                     $       8.56
                                                            Class C shares         193,412                     $       8.48
                                                            Class I shares             989                     $       9.02
                                                            Class Y shares           4,837                     $       9.04
                                                                                     -----                     ------------
* Including securities on loan, at value (Note 5)                                                              $    689,000
                                                                                                               ------------

See accompanying notes to financial statements.

--------------------------------------------------------------------------------
15   ---   AXP PRECIOUS METALS FUND   ---   2005 ANNUAL REPORT

Statement of operations
AXP Precious Metals Fund

Year ended March 31, 2005
Investment income
Income:
Dividends                                                                                                      $    490,488
Interest                                                                                                             54,479
Fee income from securities lending (Note 5)                                                                          16,880
   Less foreign taxes withheld                                                                                      (26,015)
                                                                                                                    -------
Total income                                                                                                        535,832
                                                                                                                    -------
Expenses (Note 2):
Investment management services fee                                                                                  659,595
Distribution fee
   Class A                                                                                                          162,502
   Class B                                                                                                          190,923
   Class C                                                                                                           17,490
Transfer agency fee                                                                                                 162,703
Incremental transfer agency fee
   Class A                                                                                                           14,345
   Class B                                                                                                            5,929
   Class C                                                                                                              347
Service fee -- Class Y                                                                                                   70
Administrative services fees and expenses                                                                            51,848
Compensation of board members                                                                                         8,088
Custodian fees                                                                                                       43,910
Printing and postage                                                                                                 51,500
Registration fees                                                                                                    40,524
Audit fees                                                                                                           23,000
Other                                                                                                                13,596
                                                                                                                     ------
Total expenses                                                                                                    1,446,370
   Earnings credits on cash balances (Note 2)                                                                        (4,606)
                                                                                                                     ------
Total net expenses                                                                                                1,441,764
                                                                                                                  ---------
Investment income (loss) -- net                                                                                    (905,932)
                                                                                                                   --------
Realized and unrealized gain (loss) -- net
Net realized gain (loss) on:
   Security transactions (Note 3)                                                                                  (678,017)
   Foreign currency transactions                                                                                    115,230
                                                                                                                    -------
Net realized gain (loss) on investments                                                                            (562,787)
Net change in unrealized appreciation (depreciation) on investments
   and on translation of assets and liabilities in foreign currencies                                           (20,519,060)
                                                                                                                -----------
Net gain (loss) on investments and foreign currencies                                                           (21,081,847)
                                                                                                                -----------
Net increase (decrease) in net assets resulting from operations                                                $(21,987,779)
                                                                                                               ============

See accompanying notes to financial statements.

--------------------------------------------------------------------------------
16   ---   AXP PRECIOUS METALS FUND   ---   2005 ANNUAL REPORT

Statements of changes in net assets
AXP Precious Metals Fund

Year ended March 31,                                                                      2005                     2004
Operations and distributions
Investment income (loss) -- net                                                      $   (905,932)            $   (878,455)
Net realized gain (loss) on investments                                                  (562,787)              27,051,377
Net change in unrealized appreciation (depreciation) on investments
   and on translation of assets and liabilities in foreign currencies                 (20,519,060)              25,171,373
                                                                                      -----------               ----------
Net increase (decrease) in net assets resulting from operations                       (21,987,779)              51,344,295
                                                                                      -----------               ----------
Distributions to shareholders from:
   Net investment income
      Class A                                                                          (7,238,258)              (4,969,748)
      Class B                                                                          (1,984,032)              (1,586,871)
      Class C                                                                            (193,636)                (140,573)
      Class I                                                                              (1,196)                      --
      Class Y                                                                              (7,421)                  (2,802)
                                                                                           ------                   ------
Total distributions                                                                    (9,424,543)              (6,699,994)
                                                                                       ----------               ----------
Capital share transactions (Note 4)
Proceeds from sales
   Class A shares (Note 2)                                                             16,125,970               29,591,672
   Class B shares                                                                       4,359,075                6,793,879
   Class C shares                                                                         288,199                  673,077
   Class I shares                                                                          10,000                       --
   Class Y shares                                                                         138,535                   67,645
Reinvestment of distributions at net asset value
   Class A shares                                                                       7,145,635                4,900,939
   Class B shares                                                                       1,962,291                1,578,174
   Class C shares                                                                         165,909                  119,480
   Class Y shares                                                                           7,261                    2,684
Payments for redemptions
   Class A shares                                                                     (18,099,061)             (32,600,584)
   Class B shares (Note 2)                                                             (9,024,208)              (7,759,858)
   Class C shares (Note 2)                                                               (330,154)              (1,467,257)
   Class Y shares                                                                        (132,129)                 (29,609)
                                                                                         --------                  -------
Increase (decrease) in net assets from capital share transactions                       2,617,323                1,870,242
                                                                                        ---------                ---------
Total increase (decrease) in net assets                                               (28,794,999)              46,514,543
Net assets at beginning of year                                                       109,428,250               62,913,707
                                                                                      -----------               ----------
Net assets at end of year                                                            $ 80,633,251             $109,428,250
                                                                                     ============             ============

See accompanying notes to financial statements.

--------------------------------------------------------------------------------
17   ---   AXP PRECIOUS METALS FUND   ---   2005 ANNUAL REPORT

Notes to Financial Statements

AXP Precious Metals Fund

1. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

The Fund is a series of AXP Selected Series, Inc. and is registered under the Investment Company Act of 1940 (as amended) as a non-diversified, open-end management investment company. AXP Selected Series, Inc. has 10 billion authorized shares of capital stock that can be allocated among the separate series as designated by the board. The Fund invests primarily in securities of companies engaged in the exploration, mining, processing or distribution of gold and other precious metals and related minerals. The Fund also may invest directly in such metals and minerals.

The Fund offers Class A, Class B, Class C and Class Y shares.

o  Class A shares are sold with a front-end sales charge.

o Class B shares may be subject to a contingent deferred sales charge (CDSC) and automatically convert to Class A shares during the ninth calendar year of ownership.

o  Class C shares may be subject to a CDSC.

o Class Y shares have no sales charge and are offered only to qualifying institutional investors.

Effective July 15, 2004, the Fund offers an additional class of shares, Class I, exclusively to certain institutional investors. Class I shares have no sales charge and are made available through a separate prospectus supplement provided to investors eligible to purchase the shares. At March 31, 2005, American Express Financial Corporation (AEFC) owned 100% of Class I shares, which represents 0.01% of the Fund's net assets.

All classes of shares have identical voting, dividend and liquidation rights. The distribution fee, transfer agency fees and service fee (class specific expenses) differ among classes. Income, expenses (other than class specific expenses) and realized and unrealized gains or losses on investments are allocated to each class of shares based upon its relative net assets.

The Fund's significant accounting policies are summarized below:

Use of estimates

Preparing financial statements that conform to accounting principles generally accepted in the United States of America requires management to make estimates (e.g., on assets, liabilities and contingent assets and liabilities) that could differ from actual results.

Valuation of securities

All securities are valued at the close of each business day. Securities traded on national securities exchanges or included in national market systems are valued at the last quoted sales price. Debt securities are generally traded in the over-the-counter market and are valued at a price that reflects fair value as quoted by dealers in these securities or by an independent pricing service. Pursuant to procedures adopted by the Board of Directors of the funds, AEFC utilizes Fair Value Pricing (FVP). FVP determinations are made in good faith in accordance with these procedures. If a development or event is so significant that there is a reasonably

--------------------------------------------------------------------------------
18   ---   AXP PRECIOUS METALS FUND   ---   2005 ANNUAL REPORT
high degree of certainty that the effect of the development or event has actually caused the closing price to no longer reflect the actual value, the closing prices, as determined at the close of the applicable foreign market, may be adjusted to reflect the fair value of the affected foreign securities as of the close of the New York Stock Exchange. Significant events include material movements in the U.S. securities markets prior to the opening of foreign markets on the following trading day. FVP results in an estimated price that reasonably reflects the current market conditions in order to value the portfolio holdings such that shareholder transactions receive a fair net asset value. Short-term securities maturing in more than 60 days from the valuation date are valued at the market price or approximate market value based on current interest rates; those maturing in 60 days or less are valued at amortized cost. Investments in metals, if any, are valued daily using data from independent brokers and pricing services.

Illiquid securities

At March 31, 2005, investments in securities included issues that are illiquid which the Fund currently limits to 10% of net assets, at market value, at the time of purchase. The aggregate value of such securities at March 31, 2005 was $496,638 representing 0.62% of net assets. These securities are valued at fair value according to methods selected in good faith by the board. According to board guidelines, certain unregistered securities are determined to be liquid and are not included within the 10% limitation specified above. Assets are liquid if they can be sold or disposed of in the ordinary course of business within seven days at approximately the value at which the asset is valued by the Fund.

Option transactions

To produce incremental earnings, protect gains, and facilitate buying and selling of securities for investments, the Fund may buy and write options traded on any U.S. or foreign exchange or in the over-the-counter market where completing the obligation depends upon the credit standing of the other party. The Fund also may buy and sell put and call options and write covered call options on portfolio securities as well as write cash-secured put options. The risk in writing a call option is that the Fund gives up the opportunity for profit if the market price of the security increases. The risk in writing a put option is that the Fund may incur a loss if the market price of the security decreases and the option is exercised. The risk in buying an option is that the Fund pays a premium whether or not the option is exercised. The Fund also has the additional risk of being unable to enter into a closing transaction if a liquid secondary market does not exist.

Option contracts are valued daily at the closing prices on their primary exchanges and unrealized appreciation or depreciation is recorded. The Fund will realize a gain or loss when the option transaction expires or closes. When an option is exercised, the proceeds on sales for a written call option, the purchase cost for a written put option or the cost of a security for a purchased put or call option is adjusted by the amount of premium received or paid.

Futures transactions

To gain exposure to or protect itself from market changes, the Fund may buy and sell financial futures contracts traded on any U.S. or foreign exchange. The Fund also may buy and write put and call options on these futures contracts. Risks of entering into futures contracts and

--------------------------------------------------------------------------------
19   ---   AXP PRECIOUS METALS FUND   ---   2005 ANNUAL REPORT
related options include the possibility of an illiquid market and that a change in the value of the contract or option may not correlate with changes in the value of the underlying securities.

Upon entering into a futures contract, the Fund is required to deposit either cash or securities in an amount (initial margin) equal to a certain percentage of the contract value. Subsequent payments (variation margin) are made or received by the Fund each day. The variation margin payments are equal to the daily changes in the contract value and are recorded as unrealized gains and losses. The Fund recognizes a realized gain or loss when the contract is closed or expires.

Foreign currency translations and foreign currency contracts

Securities and other assets and liabilities denominated in foreign currencies are translated daily into U.S. dollars. Foreign currency amounts related to the purchase or sale of securities and income and expenses are translated at the exchange rate on the transaction date. The effect of changes in foreign exchange rates on realized and unrealized security gains or losses is reflected as a component of such gains or losses. In the statement of operations, net realized gains or losses from foreign currency transactions, if any, may arise from sales of foreign currency, closed forward contracts, exchange gains or losses realized between the trade date and settlement date on securities transactions, and other translation gains or losses on dividends, interest income and foreign withholding taxes.

The Fund may enter into forward foreign currency exchange contracts for operational purposes and to protect against adverse exchange rate fluctuation. The net U.S. dollar value of foreign currency underlying all contractual commitments held by the Fund and the resulting unrealized appreciation or depreciation are determined using foreign currency exchange rates from an independent pricing service. The Fund is subject to the credit risk that the other party will not complete its contract obligations.

Guarantees and indemnifications

Under the Fund's organizational documents, its officers and directors are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, certain of the Fund's contracts with its service providers contain general indemnification clauses. The Fund's maximum exposure under these arrangements is unknown since the amount of any future claims that may be made against the Fund cannot be determined and the Fund has no historical basis for predicting the likelihood of any such claims.

Federal taxes

The Fund's policy is to comply with all sections of the Internal Revenue Code that apply to regulated investment companies and to distribute substantially all of its taxable income to shareholders. No provision for income or excise taxes is thus required.

Net investment income (loss) and net realized gains (losses) may differ for financial statement and tax purposes primarily because of deferred losses on certain futures contracts, the recognition of certain foreign currency gains (losses) as ordinary income (loss) for tax purposes and losses deferred due to "wash sale" transactions. The character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to the timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the year that the income or realized gains (losses) were recorded by the Fund.

--------------------------------------------------------------------------------
20   ---   AXP PRECIOUS METALS FUND   ---   2005 ANNUAL REPORT

On the statement of assets and liabilities, as a result of permanent book-to-tax differences, undistributed net investment income has been increased by $7,681,006 and accumulated net realized loss has been increased by $5,376,055 resulting in a net reclassification adjustment to decrease paid-in capital by $2,304,951.

The tax character of distributions paid for the years indicated is as follows:

Year ended March 31,                          2005              2004

Class A
Distributions paid from:
         Ordinary income                   $7,238,258        $4,969,748
         Long-term capital gain                    --                --
Class B
Distributions paid from:
         Ordinary income                    1,984,032         1,586,871
         Long-term capital gain                    --                --
Class C
Distributions paid from:
         Ordinary income                      193,636           140,573
         Long-term capital gain                    --                --
Class I*
Distributions paid from:
         Ordinary income                        1,196               N/A
         Long-term capital gain                    --               N/A
Class Y
Distributions paid from:
         Ordinary income                        7,421             2,802
         Long-term capital gain                    --                --

* Inception date was July 15, 2004.

At March 31, 2005, the components of distributable earnings on a tax basis are as follows:

Undistributed ordinary income                              $         --
Accumulated long-term gain (loss)                          $(12,026,077)
Unrealized appreciation (depreciation)                     $    334,327

Dividends to shareholders

An annual dividend from net investment income, declared and paid at the end of the calendar year, when available, is reinvested in additional shares of the Fund at net asset value or payable in cash. Capital gains, when available, are distributed along with the last income dividend of the calendar year.

Other

Security transactions are accounted for on the date securities are purchased or sold. Dividend income is recognized on the ex-dividend date and interest income, including amortization of premium, market discount and original issue discount using the effective interest method, is accrued daily.

--------------------------------------------------------------------------------
21   ---   AXP PRECIOUS METALS FUND   ---   2005 ANNUAL REPORT

2. EXPENSES AND SALES CHARGES

The Fund has agreements with AEFC to manage its portfolio and provide administrative services. Under an Investment Management Services Agreement, AEFC determines which securities will be purchased, held or sold. The management fee is a percentage of the Fund's average daily net assets that declines from 0.8% to 0.675% annually as the Fund's assets increase. The fee may be adjusted upward or downward by a performance incentive adjustment based on a comparison of the performance of Class A shares of the Fund to the Lipper Gold Funds Index. In certain circumstances, the board may approve a change in the index. The maximum adjustment is 0.12% per year. If the performance difference is less than 0.50%, the adjustment will be zero. The adjustment decreased the fee by $27,758 for the year ended March 31, 2005.

Under an Administrative Services Agreement, the Fund pays AEFC a fee for administration and accounting services at a percentage of the Fund's average daily net assets that declines from 0.06% to 0.035% annually as the Fund's assets increase. A minor portion of additional administrative service expenses paid by the Fund are consultants' fees and fund office expenses. Under this agreement, the Fund also pays taxes, audit and certain legal fees, registration fees for shares, compensation of board members, corporate filing fees and any other expenses properly payable by the Fund and approved by the board.

Under a Deferred Compensation Plan (the Plan), non-interested board members may defer receipt of their compensation. Deferred amounts are treated as though equivalent dollar amounts had been invested in shares of the Fund or other American Express mutual funds. The Fund's liability for these amounts is adjusted for market value changes and remains in the Fund until distributed in accordance with the Plan.

Under a separate Transfer Agency Agreement, American Express Client Service Corporation (AECSC) maintains shareholder accounts and records. The Fund pays AECSC an annual fee per shareholder account for this service as follows:

o  Class A $19.50

o  Class B $20.50

o  Class C $20.00

o  Class Y $17.50

The incremental transfer agency fee is the amount charged to the specific classes for the additional expense above the fee for Class Y.

Class I pays a transfer agency fee at an annual rate per shareholder account of $1. This amount is included in the transfer agency fee on the statement of operations.

In addition, AECSC is entitled to charge an annual closed account fee of $5 per inactive account, charged on a pro rata basis from the date the account becomes inactive until the date the account is purged from the transfer agent system generally within one year. However, the closed account fee is currently not effective.

The Fund has agreements with American Express Financial Advisors Inc. (the Distributor) for distribution and shareholder services. Under a Plan and Agreement of Distribution pursuant to Rule 12b-1, the Fund pays a fee at an annual rate up to 0.25% of the Fund's average daily net assets attributable to Class A shares and up to 1.00% for Class B and Class C shares.

--------------------------------------------------------------------------------
22   ---   AXP PRECIOUS METALS FUND   ---   2005 ANNUAL REPORT

Under a Shareholder Service Agreement, the Fund pays the Distributor a fee for service provided to shareholders by financial advisors and other servicing agents. The fee is calculated at a rate of 0.10% of the Fund's average daily net assets attributable to Class Y shares.

Sales charges received by the Distributor for distributing Fund shares were $97,547 for Class A, $43,465 for Class B and $244 for Class C for the year ended March 31, 2005.

During the year ended March 31, 2005, the Fund's custodian and transfer agency fees were reduced by $4,606 as a result of earnings credits from overnight cash balances. The Fund also pays custodian fees to American Express Trust Company, an affiliate of AEFC.

3. SECURITIES TRANSACTIONS

Cost of purchases and proceeds from sales of securities (other than short-term obligations) aggregated $165,960,958 and $175,162,430, respectively, for the year ended March 31, 2005. Realized gains and losses are determined on an identified cost basis.

Brokerage clearing fees paid to brokers affiliated with AEFC were $3,614 for the year ended March 31, 2005.

4. CAPITAL SHARE TRANSACTIONS

Transactions in shares of capital stock for the years indicated are as follows:

                                                                 Year ended March 31, 2005
                                              Class A      Class B       Class C   Class I*     Class Y
Sold                                        1,630,716      447,291        29,930       989       13,770
Issued for reinvested distributions           774,175      222,482        18,983        --          782
Redeemed                                   (1,807,395)    (969,133)      (33,855)       --      (14,154)
                                           ----------     --------       -------       ---      -------
Net increase (decrease)                       597,496     (299,360)       15,058       989          398
                                              -------     --------        ------       ---          ---
* Inception date was July 15, 2004.
                                                                 Year ended March 31, 2004
                                              Class A      Class B       Class C    Class I     Class Y
Sold                                        2,958,270      659,507        67,183       N/A        5,610
Issued for reinvested distributions           421,405      141,540        10,793       N/A          230
Redeemed                                   (3,320,635)    (821,842)     (147,498)      N/A       (2,459)
                                           ----------     --------      --------       ---       ------
Net increase (decrease)                        59,040      (20,795)      (69,522)      N/A        3,381
                                               ------      -------       -------       ---        -----

5. LENDING OF PORTFOLIO SECURITIES

At March 31, 2005, securities valued at $689,000 were on loan to brokers. For collateral, the Fund received $720,000 in cash. Cash collateral received is invested in short-term securities, which are included in the short-term section of the "Investments in securities." Income from securities lending amounted to $16,880 for the year ended March 31, 2005. The risks to the Fund of securities lending are that the borrower may not provide additional collateral when required or return the securities when due.

--------------------------------------------------------------------------------
23   ---   AXP PRECIOUS METALS FUND   ---   2005 ANNUAL REPORT

6. FORWARD FOREIGN CURRENCY CONTRACTS

At March 31, 2005, the Fund has forward foreign currency exchange contracts that obligate it to deliver currencies at specified future dates. The unrealized appreciation and/or depreciation on these contracts is included in the accompanying financial statements. See "Summary of significant accounting policies." The terms of the open contracts are as follows:

                       Currency to       Currency to   Unrealized    Unrealized
Exchange date         be delivered       be received  appreciation  depreciation
April 1, 2005              886,302           732,118    $    --        $  787
                   Canadian Dollar       U.S. Dollar
April 1, 2005               13,473            25,275         --           185
                     British Pound       U.S. Dollar
April 4, 2005            1,738,400         2,115,285     10,781            --
                       U.S. Dollar   Canadian Dollar
April 4, 2005              262,881           216,043         --         1,340
                   Canadian Dollar       U.S. Dollar
April 4, 2005               25,818            21,213         --           136
                   Canadian Dollar       U.S. Dollar
April 4, 2005               13,473            25,321         --           139
                     British Pound       U.S. Dollar
                                                        -------        ------
Total                                                   $10,781        $2,587
                                                        -------        ------

7. BANK BORROWINGS

The Fund has a revolving credit agreement with a syndicate of banks headed by The Bank of New York, whereby the Fund may borrow for the temporary funding of shareholder redemptions or for other temporary or emergency purposes. The agreement went into effect Sept. 21, 2004. The Fund must maintain asset coverage for borrowings of at least 300%. The agreement, which enables the Fund to participate with other American Express mutual funds, permits borrowings up to $500 million, collectively. Interest is charged to each Fund based on its borrowings at a rate equal to either the higher of the Federal Funds Effective Rate plus 0.50% or the Prime Lending Rate. Borrowings are payable within 60 days after such loan is executed. The Fund also pays a commitment fee equal to its pro rata share of the amount of the credit facility at a rate of 0.09% per annum. Prior to this agreement, the Fund had a revolving credit agreement that permitted borrowings up to $500 million with Deutsche Bank. The Fund had no borrowings outstanding during the year ended March 31, 2005.

8. CAPITAL LOSS CARRY-OVER

For federal income tax purposes, the Fund had a capital loss carry-over of $12,026,077 at March 31, 2005, that if not offset by capital gains will expire as follows:

                2009                      2013                       2014
             $6,859,490                $1,731,355                 $3,435,232

It is unlikely the board will authorize a distribution of any net realized capital gains until the available capital loss carry-over has been offset or expires.

--------------------------------------------------------------------------------
24   ---   AXP PRECIOUS METALS FUND   ---   2005 ANNUAL REPORT

9. FINANCIAL HIGHLIGHTS

The tables below show certain important financial information for evaluating the Fund's results.

Class A
Per share income and capital changes(a)
Fiscal period ended March 31,                                             2005        2004      2003      2002       2001
Net asset value, beginning of period                                    $12.63      $ 7.23     $7.25     $4.59      $4.95
                                                                        ------      ------     -----     -----      -----
Income from investment operations:
Net investment income (loss)                                              (.09)       (.02)     (.02)     (.03)      (.01)
Net gains (losses) (both realized and unrealized)                        (2.40)       6.27       .34      2.69       (.35)
                                                                        ------      ------     -----     -----      -----
Total from investment operations                                         (2.49)       6.25       .32      2.66       (.36)
                                                                        ------      ------     -----     -----      -----
Less distributions:
Dividends from net investment income                                     (1.16)       (.85)     (.34)       --         --
                                                                        ------      ------     -----     -----      -----
Net asset value, end of period                                          $ 8.98      $12.63     $7.23     $7.25      $4.59
                                                                        ------      ------     -----     -----      -----
Ratios/supplemental data
Net assets, end of period (in millions)                                    $62         $80       $45       $43        $27
Ratio of expenses to average daily net assets(b)                         1.50%       1.55%     1.66%     1.78%      1.83%
Ratio of net investment income (loss) to average daily net assets        (.86%)      (.81%)    (.30%)    (.48%)     (.24%)
Portfolio turnover rate (excluding short-term securities)                 196%        173%      343%      458%       276%
Total return(c)                                                        (19.94%)     87.27%(d)  3.91%(e) 57.95%     (7.27%)

(a)  For a share outstanding throughout the period. Rounded to the nearest cent.

(b) Expense ratio is based on total expenses of the Fund before reduction of earnings credits on cash balances.

(c)  Total return does not reflect payment of a sales charge.

(d) During the year ended March 31, 2004, AEFC voluntarily reimbursed the Fund for a loss on a trading error. Had the Fund not received this reimbursement, total return figures for Class A would have been lower by 0.15%.

(e) During the year ended March 31, 2003, AEFC reimbursed the Fund for a loss on a security transaction. Had the Fund not received this reimbursement, total return figures for Class A would have been lower by 0.15%.

--------------------------------------------------------------------------------
25   ---   AXP PRECIOUS METALS FUND   ---   2005 ANNUAL REPORT

Class B
Per share income and capital changes(a)
Fiscal period ended March 31,                                             2005        2004      2003      2002       2001
Net asset value, beginning of period                                    $12.08      $ 6.95     $6.99     $4.46      $4.85
                                                                        ------      ------     -----     -----      -----
Income from investment operations:
Net investment income (loss)                                              (.17)       (.08)     (.08)     (.07)      (.05)
Net gains (losses) (both realized and unrealized)                        (2.28)       5.99       .34      2.60       (.34)
                                                                        ------      ------     -----     -----      -----
Total from investment operations                                         (2.45)       5.91       .26      2.53       (.39)
                                                                        ------      ------     -----     -----      -----
Less distributions:
Dividends from net investment income                                     (1.07)       (.78)     (.30)       --         --
                                                                        ------      ------     -----     -----      -----
Net asset value, end of period                                          $ 8.56      $12.08     $6.95     $6.99      $4.46
                                                                        ------      ------     -----     -----      -----
Ratios/supplemental data
Net assets, end of period (in millions)                                    $17         $27       $16       $11         $7
Ratio of expenses to average daily net assets(b)                         2.26%       2.30%     2.42%     2.54%      2.59%
Ratio of net investment income (loss) to average daily net assets       (1.64%)     (1.58%)   (1.01%)   (1.22%)    (1.00%)
Portfolio turnover rate (excluding short-term securities)                 196%        173%      343%      458%       276%
Total return(c)                                                        (20.52%)     85.81%(d)  3.21%(e) 56.73%     (8.04%)

(a)  For a share outstanding throughout the period. Rounded to the nearest cent.

(b) Expense ratio is based on total expenses of the Fund before reduction of earnings credits on cash balances.

(c)  Total return does not reflect payment of a sales charge.

(d) During the year ended March 31, 2004, AEFC voluntarily reimbursed the Fund for a loss on a trading error. Had the Fund not received this reimbursement, total return figures for Class B would have been lower by 0.15%.

(e) During the year ended March 31, 2003, AEFC reimbursed the Fund for a loss on a security transaction. Had the Fund not received this reimbursement, total return figures for Class B would have been lower by 0.15%.

--------------------------------------------------------------------------------
26   ---   AXP PRECIOUS METALS FUND   ---   2005 ANNUAL REPORT

Class C
Per share income and capital changes(a)
Fiscal period ended March 31,                                            2005        2004      2003      2002       2001(b)
Net asset value, beginning of period                                    $12.00      $ 6.90     $6.98     $4.45      $4.57
                                                                        ------      ------     -----     -----      -----
Income from investment operations:
Net investment income (loss)                                              (.16)       (.13)     (.08)     (.07)      (.02)
Net gains (losses) (both realized and unrealized)                        (2.27)       6.00       .34      2.60       (.10)
                                                                        ------      ------     -----     -----      -----
Total from investment operations                                         (2.43)       5.87       .26      2.53       (.12)
                                                                        ------      ------     -----     -----      -----
Less distributions:
Dividends from net investment income                                     (1.09)       (.77)     (.34)       --         --
                                                                        ------      ------     -----     -----      -----
Net asset value, end of period                                          $ 8.48      $12.00     $6.90     $6.98      $4.45
                                                                        ------      ------     -----     -----      -----
Ratios/supplemental data
Net assets, end of period (in millions)                                     $2          $2        $2       $--        $--
Ratio of expenses to average daily net assets(c)                         2.24%       2.29%     2.42%     2.51%      2.59%(d)
Ratio of net investment income (loss) to average daily net assets       (1.61%)     (1.54%)    (.89%)   (1.20%)     (.61%)(d)
Portfolio turnover rate (excluding short-term securities)                 196%        173%      343%      458%       276%
Total return(e)                                                        (20.54%)     85.88%(f)  3.15%(g) 56.85%     (2.63%)(h)

(a)  For a share outstanding throughout the period. Rounded to the nearest cent.

(b)  Inception date was June 26, 2000.

(c) Expense ratio is based on total expenses of the Fund before reduction of earnings credits on cash balances.

(d)  Adjusted to an annual basis.

(e)  Total return does not reflect payment of a sales charge.

(f) During the year ended March 31, 2004, AEFC voluntarily reimbursed the Fund for a loss on a trading error. Had the Fund not received this reimbursement, total return figures for Class C would have been lower by 0.15%.

(g) During the year ended March 31, 2003, AEFC reimbursed the Fund for a loss on a security transaction. Had the Fund not received this reimbursement, total return figures for Class C would have been lower by 0.15%.

(h)  Not annualized.

--------------------------------------------------------------------------------
27   ---   AXP PRECIOUS METALS FUND   ---   2005 ANNUAL REPORT

Class I
Per share income and capital changes(a)
Fiscal period ended March 31,                                         2005(b)
Net asset value, beginning of period                                 $10.11
                                                                     ------
Income from investment operations:
Net investment income (loss)                                           (.02)
Net gains (losses) (both realized and unrealized)                       .14
                                                                     ------
Total from investment operations                                        .12
                                                                     ------
Less distributions:
Dividends from net investment income                                  (1.21)
                                                                     ------
Net asset value, end of period                                       $ 9.02
                                                                     ------
Ratios/supplemental data
Net assets, end of period (in millions)                                 $--
Ratio of expenses to average daily net assets(c)                       .99%(d)
Ratio of net investment income (loss) to average daily net assets     (.28%)(d)
Portfolio turnover rate (excluding short-term securities)              196%
Total return(e)                                                        .87%(f)

(a)  For a share outstanding throughout the period. Rounded to the nearest cent.

(b)  Inception date was July 15, 2004.

(c) Expense ratio is based on total expenses of the Fund before reduction of earnings credits on cash balances.

(d)  Adjusted to an annual basis.

(e)  Total return does not reflect payment of a sales charge.

(f)  Not annualized.

--------------------------------------------------------------------------------
28   ---   AXP PRECIOUS METALS FUND   ---   2005 ANNUAL REPORT

Class Y
Per share income and capital changes(a)
Fiscal period ended March 31,                                             2005        2004      2003      2002       2001
Net asset value, beginning of period                                    $12.69      $ 7.26     $7.28     $4.60      $4.95
                                                                        ------      ------     -----     -----      -----
Income from investment operations:
Net investment income (loss)                                              (.07)        .02      (.01)     (.02)        --
Net gains (losses) (both realized and unrealized)                        (2.40)       6.28       .34      2.70       (.35)
                                                                        ------      ------     -----     -----      -----
Total from investment operations                                         (2.47)       6.30       .33      2.68       (.35)
                                                                        ------      ------     -----     -----      -----
Less distributions:
Dividends from net investment income                                     (1.18)       (.87)     (.35)       --         --
                                                                        ------      ------     -----     -----      -----
Net asset value, end of period                                          $ 9.04      $12.69     $7.26     $7.28      $4.60
                                                                        ------      ------     -----     -----      -----
Ratios/supplemental data
Net assets, end of period (in millions)                                    $--         $--       $--       $--        $--
Ratio of expenses to average daily net assets(b)                         1.35%       1.36%     1.51%     1.58%      1.64%
Ratio of net investment income (loss) to average daily net assets        (.82%)      (.73%)     .04%     (.28%)       --%
Portfolio turnover rate (excluding short-term securities)                 196%        173%      343%      458%       276%
Total return(c)                                                        (19.72%)     87.64%(d)  4.02%(e) 58.26%     (7.07%)

(a)  For a share outstanding throughout the period. Rounded to the nearest cent.

(b) Expense ratio is based on total expenses of the Fund before reduction of earnings credits on cash balances.

(c)  Total return does not reflect payment of a sales charge.

(d) During the year ended March 31, 2004, AEFC voluntarily reimbursed the Fund for a loss on a trading error. Had the Fund not received this reimbursement, total return figures for Class Y would have been lower by 0.15%.

(e) During the year ended March 31, 2003, AEFC reimbursed the Fund for a loss on a security transaction. Had the Fund not received this reimbursement, total return figures for Class Y would have been lower by 0.15%.

--------------------------------------------------------------------------------
29   ---   AXP PRECIOUS METALS FUND   ---   2005 ANNUAL REPORT

Report of Independent
                Registered Public Accounting Firm

THE BOARD AND SHAREHOLDERS

AXP SELECTED SERIES, INC.

We have audited the accompanying statement of assets and liabilities, including the schedule of investments in securities, of AXP Precious Metals Fund (a series of AXP Selected Series, Inc.) as of March 31, 2005, the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period ended March 31, 2005, and the financial highlights for each of the years in the five-year period ended March 31, 2005. These financial statements and the financial highlights are the responsibility of fund management. Our responsibility is to express an opinion on these financial statements and the financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and the financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of March 31, 2005, by correspondence with the custodian and brokers or by other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of AXP Precious Metals Fund as of March 31, 2005, and the results of its operations, changes in its net assets and the financial highlights for each of the periods stated in the first paragraph above, in conformity with U.S. generally accepted accounting principles.

KPMG LLP

Minneapolis, Minnesota

May 20, 2005

--------------------------------------------------------------------------------
30   ---   AXP PRECIOUS METALS FUND   ---   2005 ANNUAL REPORT

Federal Income Tax Information

(UNAUDITED)

The Fund is required by the Internal Revenue Code of 1986 to tell its shareholders about the tax treatment of the dividends it pays during its fiscal year. The dividends listed below are reported to you on Form 1099-DIV, Dividends and Distributions. Shareholders should consult a tax advisor on how to report distributions for state and local tax purposes.

AXP Precious Metals Fund
Fiscal year ended March 31, 2005

Class A

Income distributions -- taxable as dividend income:
         Qualified Dividend Income for individuals                         3.00%
         Dividends Received Deduction for corporations                     0.50%

Payable date                                                           Per share
Dec. 20, 2004                                                          $1.162775

Class B

Income distributions -- taxable as dividend income:
         Qualified Dividend Income for individuals                         3.00%
         Dividends Received Deduction for corporations                     0.50%

Payable date                                                           Per share
Dec. 20, 2004                                                           $1.07299

Class C

Income distributions -- taxable as dividend income:
         Qualified Dividend Income for individuals                         3.00%
         Dividends Received Deduction for corporations                     0.50%

Payable date                                                           Per share
Dec. 20, 2004                                                           $1.08737

Class I

Income distributions -- taxable as dividend income:
         Qualified Dividend Income for individuals                         3.00%
         Dividends Received Deduction for corporations                     0.50%

Payable date                                                           Per share
Dec. 20, 2004                                                           $1.20918

Class Y

Income distributions -- taxable as dividend income:
         Qualified Dividend Income for individuals                         3.00%
         Dividends Received Deduction for corporations                     0.50%

Payable date                                                           Per share
Dec. 20, 2004                                                           $1.17887

--------------------------------------------------------------------------------
31   ---   AXP PRECIOUS METALS FUND   ---   2005 ANNUAL REPORT

Fund Expenses Example

(UNAUDITED)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the six months ended March 31, 2005.

Actual Expenses
The first line of the table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading titled "Expenses paid during the period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads). Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

--------------------------------------------------------------------------------
32   ---   AXP PRECIOUS METALS FUND   ---   2005 ANNUAL REPORT

                                                Beginning           Ending         Expenses
                                               account value     account value    paid during        Annualized
                                               Oct. 1, 2004     March 31, 2005    the period(a)     expense ratio
Class A
     Actual(b)                                    $1,000            $934.50           $6.85             1.42%
     Hypothetical (5% return before expenses)     $1,000          $1,017.85           $7.14             1.42%
Class B
     Actual(b)                                    $1,000            $931.30          $10.50             2.18%
     Hypothetical (5% return before expenses)     $1,000          $1,014.06          $10.95             2.18%
Class C
     Actual(b)                                    $1,000            $931.20          $10.45             2.17%
     Hypothetical (5% return before expenses)     $1,000          $1,014.11          $10.90             2.17%
Class I
     Actual(b)                                    $1,000            $936.40           $4.68              .97%
     Hypothetical (5% return before expenses)     $1,000          $1,020.09           $4.89              .97%
Class Y
     Actual(b)                                    $1,000            $936.30           $5.99             1.24%
     Hypothetical (5% return before expenses)     $1,000          $1,018.75           $6.24             1.24%

(a) Expenses are equal to the Fund's annualized expense ratio as indicated above, multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period).

(b) Based on the actual return for the six months ended March 31, 2005: -6.55% for Class A, -6.87% for Class B, -6.88% for Class C, -6.36% for Class I and -6.37% for Class Y.

--------------------------------------------------------------------------------
33   ---   AXP PRECIOUS METALS FUND   ---   2005 ANNUAL REPORT

Board Members and Officers

Shareholders elect a board that oversees the Fund's operations. The board appoints officers who are responsible for day-to-day business decisions based on policies set by the board.

The following is a list of the Fund's board members. Each member oversees 14 Master Trust portfolios and 90 American Express mutual funds. Board members serve until the next regular shareholders' meeting or until he or she reaches the mandatory retirement age established by the board.

Independent Board Members

Name, address, age               Position held      Principal occupation during     Other directorships
                                 with Fund and      past five years
                                 length of service

-------------------------------- ------------------ ------------------------------- ---------------------------
Arne H. Carlson                  Board member       Chair, Board Services
901 S. Marquette Ave.            since 1999         Corporation (provides
Minneapolis, MN 55402                               administrative services to
Age 70                                              boards). Former Governor
                                                    of Minnesota
-------------------------------- ------------------ ------------------------------- ---------------------------
Philip J. Carroll, Jr.           Board member       Retired Chairman and CEO,       Scottish Power PLC,
901 S. Marquette Ave.            since 2002         Fluor Corporation               Vulcan Materials Company,
Minneapolis, MN 55402                               (engineering and                Inc. (construction
Age 67                                              construction) since 1998        materials/chemicals)
-------------------------------- ------------------ ------------------------------- ---------------------------
Livio D. DeSimone                Board member       Retired Chair of the Board and  Cargill, Incorporated
30 Seventh Street East           since 2001         Chief Executive Officer,        (commodity merchants and
Suite 3050                                          Minnesota Mining and            processors), General
St. Paul, MN 55101-4901                             Manufacturing (3M)              Mills, Inc. (consumer
Age 70                                                                              foods), Vulcan Materials
                                                                                    Company (construction
                                                                                    materials/ chemicals),
                                                                                    Milliken & Company
                                                                                    (textiles and chemicals),
                                                                                    and Nexia
                                                                                    Biotechnologies, Inc.
-------------------------------- ------------------ ------------------------------- ---------------------------
Patricia M. Flynn                Board member       Trustee Professor of            BostonFed Bancorp, Inc.
901 S. Marquette Ave.            since 2004         Economics and Management,       (holding company) and its
Minneapolis, MN 55402                               Bentley College since 2002;     subsidiary Boston Federal
Age 54                                              former Dean, McCallum           Savings Bank
                                                    Graduate School of Business,
                                                    Bentley College from 1999 to
                                                    2002
-------------------------------- ------------------ ------------------------------- ---------------------------
Anne P. Jones                    Board member       Attorney and Consultant
901 S. Marquette Ave.            since 1985
Minneapolis, MN 55402
Age 70
-------------------------------- ------------------ ------------------------------- ---------------------------
Stephen R. Lewis, Jr.            Board member       Retired President and           Valmont Industries, Inc.
901 S. Marquette Ave.            since 2002         Professor of Economics,         (manufactures irrigation
Minneapolis, MN 55402                               Carleton College                systems)
Age 66
-------------------------------- ------------------ ------------------------------- ---------------------------

--------------------------------------------------------------------------------
34   ---   AXP PRECIOUS METALS FUND   ---   2005 ANNUAL REPORT

Independent Board Members (continued)

Name, address, age               Position held      Principal occupation during      Other directorships
                                 with Fund and      past five years
                                 length of service

-------------------------------- ------------------ -------------------------------- --------------------------
Catherine James Paglia           Board member       Director, Enterprise Asset       Strategic Distribution,
901 S. Marquette Ave.            since 2004         Management, Inc. (private real   Inc. (transportation,
Minneapolis, MN 55402                               estate and asset management      distribution and
Age 52                                              company) since 1999              logistics consultants)
-------------------------------- ------------------ -------------------------------- --------------------------
Alan K. Simpson                  Board member       Former three-term United
1201 Sunshine Ave.               since 1997         States Senator for Wyoming
Cody, WY 82414
Age 73
-------------------------------- ------------------ -------------------------------- --------------------------
Alison Taunton-Rigby             Board member       Founder and Chief Executive      Hybridon, Inc.
901 S. Marquette Ave.            since 2002         Officer, RiboNovix, Inc. since   (biotechnology)
Minneapolis, MN 55402                               2004; President, Forester
Age 61                                              Biotech since 2000; prior to
                                                    that, President and CEO,
                                                    Aquila Biopharmaceuticals, Inc.
-------------------------------- ------------------ -------------------------------- --------------------------

Board Member Affiliated with AEFC*

Name, address, age               Position held      Principal occupation during      Other directorships
                                 with Fund and      past five years
                                 length of service

-------------------------------- ------------------ -------------------------------- --------------------------
William F. Truscott              Board member       Senior Vice President - Chief
53600 AXP Financial Center       since 2001,        Investment Officer of AEFC
Minneapolis, MN 55474            Vice President     since 2001. Former Chief
Age 44                           since 2002         Investment Officer and
                                                    Managing Director, Zurich
                                                    Scudder Investments

-------------------------------- ------------------ -------------------------------- --------------------------

* Interested person by reason of being an officer, director and/or employee of AEFC.

--------------------------------------------------------------------------------
35   ---   AXP PRECIOUS METALS FUND   ---   2005 ANNUAL REPORT

The board has appointed officers who are responsible for day-to-day business decisions based on policies it has established. The officers serve at the pleasure of the board. In addition to Mr. Truscott, who is vice president, the Fund's other officers are:

Other Officers

Other Officers

Name, address, age               Position held      Principal occupation during      Other directorships
                                 with Fund and      past five years
                                 length of service

-------------------------------- ------------------ -------------------------------- --------------------------
Jeffrey P. Fox                   Treasurer          Vice President - Investment
105 AXP Financial Center         since 2002         Accounting, AEFC, since 2002;
Minneapolis, MN 55474                               Vice President - Finance,
Age 49                                              American Express Company,
                                                    2000-2002;
                                                    Vice President - Corporate
                                                    Controller, AEFC, 1996-2000
-------------------------------- ------------------ -------------------------------- --------------------------
Paula R. Meyer                   President          Senior Vice President and
596 AXP Financial Center         since 2002         General Manager - Mutual
Minneapolis, MN 55474                               Funds, AEFC, since 2002; Vice
Age 51                                              President and Managing
                                                    Director - American Express
                                                    Funds, AEFC, 2000-2002; Vice
                                                    President, AEFC,
                                                    1998-2000
-------------------------------- ------------------ -------------------------------- --------------------------
Leslie L. Ogg                    Vice President,    President of Board Services
901 S. Marquette Ave.            General Counsel,   Corporation
Minneapolis, MN 55402            and Secretary
Age 66                           since 1978
-------------------------------- ------------------ -------------------------------- --------------------------
Beth E. Weimer                   Chief Compliance   Vice President and Chief
172 AXP Financial Center         Officer since      Compliance Officer, AEFC,
Minneapolis, MN 55474            2004               since 2001;
Age 52                                              Vice President and Chief
                                                    Compliance Officer, AEFA,
                                                    2001-2005; Partner, Arthur
                                                    Andersen Regulatory Risk
                                                    Services, 1998-2001
-------------------------------- ------------------ -------------------------------- --------------------------

The SAI has additional information about the Fund's directors and is available, without charge, upon request by calling (800) 862-7919.

Proxy Voting

The policy of the Board is to vote all proxies of the companies in which the Fund holds investments. The procedures are stated in the Statement of Additional Information (SAI). You may obtain a copy of the SAI without charge by calling
(800) 862-7919; by looking at the website americanexpress.com/funds; or by searching the website of the Securities and Exchange Commission http://www.sec.gov. You may view the Fund's voting record for all portfolio companies whose shareholders meetings were completed the previous quarter on americanexpress.com/funds or obtain a copy by calling the Fund's administrator, Board Services Corporation, collect at (612) 330-9283. In addition, information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available at http://www.sec.gov.

--------------------------------------------------------------------------------
36   ---   AXP PRECIOUS METALS FUND   ---   2005 ANNUAL REPORT

(logo)
AMERICAN
 EXPRESS
(R)

American Express Funds
70100 AXP Financial Center
Minneapolis, MN 55474

This report must be accompanied or preceded by the Fund's current prospectus. Distributed by American Express Financial Advisors Inc. Member NASD. American Express Company is separate from American Express Financial Advisors Inc. and is not a broker-dealer.

Item 2. (a) The Registrant has adopted a code of ethics that applies to the Registrant's principal executive officer and principal financial officer. A copy of the code of ethics is filed as an exhibit to this form N-CSR.

         (b) During the period covered by this report, there were not any amendments to the provisions of the code of ethics adopted in 2(a) above.

         (c) During the period covered by this report, there were not any implicit or explicit waivers to the provisions of the code of ethics adopted in 2(a).

Item 3. The Registrant's board of directors has determined that independent directors Livio D. DeSimone and Anne P. Jones, each qualify as audit committee financial experts.

Item 4.  Principal Accountant Fees and Services

Fund - Related Fees*

(a) Audit Fees. The fees paid for the years ended March 31, to KPMG LLP for professional services rendered for the audits of the annual financial statements for AXP Selected Series, Inc. were as follows:

                  2004 - $21,113;                             2003 - $20,575

(b) Audit - Related Fees. The fees paid for the years ended March 31, to KPMG LLP for additional professional services rendered in connection with the registrant's security count pursuant to Rule 17f-2 for AXP Selected Series, Inc. were as follows:

                  2004 - $23;                                 2003 - None

(c) Tax Fees. The fees paid for the years ended March 31, to KPMG LLP for tax compliance related services for AXP Selected Series, Inc. were as follows:

                  2004 - $8,050;                              2003 - $2,275

(d) All Other Fees. The fees paid for the years ended March 31, to KPMG LLP for additional professional services rendered for AXP Selected Series, Inc. were as follows:

                  2004 - None;                                2003 - None

(e) (1) Audit Committee Pre-Approval Policy. Pursuant to Sarbanes-Oxley pre-approval requirements, all services to be performed by KPMG LLP for the registrant and to the registrant's investment adviser and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant must be pre-approved by the audit committee.

(e) (2) 100% of the services performed for items (b) through (d) above during 2004 and 2003 were pre-approved by the audit committee.

(f)      Not applicable.

(g) Non-Audit Fees. The fees paid for the years ended March 31, by the registrant for non-audit services to KPMG LLP were as follows:

                  2004 - None;                                2003 - None

         The fees paid for the years ended March 31, to KPMG LLP by the registrant's investment adviser, and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant were as follows:

                  2004 - $100,900;                            2003 - $56,890

(h) 100% of the services performed for item (g) above during 2004 and 2003 were pre-approved by the audit committee.

* 2003 represents bills paid 4/1/03 - 3/31/04
  2004 represents bills paid 4/1/04 - 3/31/05

Item 5.  Audit Committee of Listed Registrants. Not applicable.

Item 6. The complete schedule of investments is included in Item 1 of this Form N-CSR.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies. Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies. Not applicable.

Item 9. Purchase of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers. Not applicable.

Item 10. Submission of matters to a vote of security holders. Not applicable.

Item 11. Controls and Procedures.

         (a) Based upon their evaluation of the registrant's disclosure controls and procedures as conducted within 90 days of the filing date of this Form N-CSR, the registrant's Principal Financial Officer and Principal Executive Officer have concluded that those disclosure controls and procedures provide reasonable assurance that the material information required to be disclosed by the registrant on this report is recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission's rules and forms.

         (b) There were no changes in the registrant's internal controls over financial reporting that occurred during the registrant's last fiscal half-year (the registrant's second fiscal half-year in the case of an annual report) that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

Item 12. Exhibits.

         (a)(1) Code of ethics as applies to the Registrant's principal executive officer and principal financial officer, as required to be disclosed under Item 2 of Form N-CSR, is attached as Ex. 99.CODE ETH.

         (a)(2) Separate certification for the Registrant's principal executive officer and principal financial officer, as required by
         Section 302 of the Sarbanes-Oxley Act of 2002 and Rule 30a-2(a) under the Investment Company Act of 1940, are attached as EX.99.CERT.

         (a)(3) Not applicable.

         (b) A certification by the Registrant's principal executive officer and principal financial officer, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 and Rule 30a-2(b) under the Investment Company Act of 1940, is attached as EX.99.906 CERT.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)                  AXP Selected Series, Inc.


By                        /s/ Paula R. Meyer
                          ------------------
                              Paula R. Meyer
                              President and Principal Executive Officer

Date                          May 31, 2005

     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.



By                        /s/ Paula R. Meyer
                          ------------------
                              Paula R. Meyer
                              President and Principal Executive Officer

Date                          May 31, 2005



By                        /s/ Jeffrey P. Fox
                          ------------------
                              Jeffrey P. Fox
                              Treasurer and Principal Financial Officer

Date                          May 31, 2005